                                                                      Exhibit 99


Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Restricting Events
   4/25/00

Restricting Events
------------------

A)  Average Cumulative Net Loss Ratio
          (a) The Average Cumulative Net Loss Ratio exceeds 1.0% (yes/no)    no

              Initial ADCB                                       273,826,503.00

                                                                                               ADCB of
                                                    ADCB of                                   Cumulative          Cumulative
                                                  Cumulative              Cumulative       Defaulted Contracts     Net Loss
                                                Defaulted Contracts       Recoveries        net of Recoveries        Ratio
                                                -------------------       ----------       -------------------    ----------

       2 months prior                              6,162,205.49          2,592,225.93         3,569,979.56              1.30%
       1 month prior                               6,162,205.49          4,432,487.17         1,729,718.32              0.63%
       Current                                     6,162,205.49          4,525,216.19         1,636,989.30              0.60%
                                                   ------------          ------------         ------------              ----
       Average                                     6,162,205.49          3,849,976.43         2,312,229.06              0.84%


       Annualized maximum Cumulative Net Loss Ratio                                                                    1.000%
       Average Cumulative Net Loss Ratio                                                                               0.844%


   Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.

B)  A Servicer Event has occurred and is continuing (yes/no)               no

C)  An Event of Default has occurred and is continuing (yes/no)            no

          (a)  failure to pay on each Distribution Date the full
               amount of interest on any Note (yes/no)                     no

          (b)  failure to pay the then outstanding principal amount
               of any Note, if any, on its related Maturity Date
               (yes/no)                                                    no

Based on A, B and C, a Restricting Event has occurred and is
continuing (yes/no)                                                        no
------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Limitations
   4/25/00


Obligor Event Trigger Determination
-----------------------------------

  The current period is less than 16 months after the Closing Date
  (January 4, 1999) (yes/N/A)                                              N/A
  If the current period is less than 16 months after the closing date, one of the top five Obligors, as of the Cut-Off Date, is a Defaulted
   Contract in this period (yes/no/N/A)                                    N/A

  The Obligor Event has been cured (yes, if any of the following is
  yes/no, if each of the following is a no / n/a if not applicable)        N/A
     a)  the Defaulted Contract has been replaced with an eligible
         Substitute Contract                                               N/A
     b)  a Recovery has been received with respect to the Defaulted
         Contract and no further Recoveries are expected                   N/A
     c)  a Successor Servicer has been appointed                           N/A

An Obligor Event has occurred and is continuing                            N/A

10% Substitution Limit Calculation
----------------------------------

     ADCB as of the Cut-off Date:                                    273,826,503

     Cumulative DCB of Substitute Contracts replacing Defaulted
     Contracts and Adjusted Contracts                                       0
     Percentage of Substitute Contracts replacing Defaulted
     Contracts and Adjusted Contracts                                     0.00%

     Percentage of Substitute Contracts replacing Defaulted
     Contracts and Adjusted Contracts exceeds 10% (yes/no)                 no

5% Skipped Payment Limit Calculation
------------------------------------
     The percent of contracts with Skipped Payment modifications          0.25%
     The DCB exceeds 5% of the initial ADCB (yes/no)                       no
     Any Skipped Payments have been deferred later then 12 months
     prior to the Class B Maturity Date                                    n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
------------------------------------------------------------------------------

     (i)  The ADCB of all End-User Contracts with Obligors that are       0.00%
          governmental entities or municipalities exceed 1.13% of          no
          the ADCB of the Contract Pool

    (ii)  The ADCB of all End-User Contracts which finance, lease or      0.14%
          are related to Software exceeds 3.88% of the ADCB of the         no
          Contract Pool

   (iii)  The ADCB of all End-User Contracts with Obligors who comprise   2.51%
          the three largest Obligors (measured by ADCB as of the date of   no
          determination) exceeds 5.09% of the ADCB of the Contract Pool

    (iv)  The ADCB of all End-User Contracts with Obligors who comprise  10.17%
          the 20 largest Obligors (measured by ADCB as of the date of      no
          determination) exceeds 24.79% of the ADCB of the Contract Pool

     (v)  The ADCB of the End-User Contracts related to a single Vendor,  9.51%
          or representing a Vendor Loan of such Vendor or affiliate        no
          thereof exceeds 23.01% of the ADCB of the Contract Pool

    (iv)  The ADCB of all End-User Contracts with Obligors thereof        4.62%
          located in a single State of the United States exceeds 17.73%    no
          of the ADCB of the Contract Pool

Heller Equipment Asset Receivable Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Accounts
   4/25/00


                                                     Collection     Reserve
                                                       Account        Fund
                                                     ----------     -------
Beginning Account Balance                                  0.00   2,738,265.00
Investment Earnings                                   23,775.07      12,604.10

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts and
less Servicer Advances plus Payaheads              2,665,133.60
Add: Prepayment Amounts                            4,198,704.11
Add: Recoveries                                       92,729.02
Add: Investment Earnings                              36,379.17     (12,604.10)
Add: Late Charges                                      6,227.84
Add: Expired Lease Proceeds                                0.00
Add: Servicer Advances                                     0.00

Available Amounts                                  6,999,173.74   2,738,265.00

Payments on Payment Date
------------------------

  (A)**   Indenture Trustee Fees (will be first            0.00
           in funds allocation during a Restricting
           Event or Event of Default)
   (A)    Unreimbursed Servicer Advances                   0.00

   (B)    Monthly Servicing Fee, due and accrued,
           including any amounts unpaid               22,858.39

   (C)    Class A-1 Notes interest, due and accrued,       0.00
           including any amounts unpaid

   (D) Class A-2 Notes interest, due and accrued, 265,572.99 including any amounts unpaid

   (E)    Class B Notes interest, due and accrued,    11,577.63
           including any amounts unpaid

   (F)    Class C Notes interest, due and accrued,     7,932.16
           including any amounts unpaid

   (G)    Class D Notes interest, due and accrued,    13,049.83
           including any amounts unpaid

   (H)    The Class A-1 Principal Payment Amount           0.00

   (I)    The Class A-2 Principal Payment Amount   5,950,492.38

   (J)    The Class B Principal Payment Amount       255,021.10

   (K)    The Class C Principal Payment Amount       170,014.07

   (L)    The Class D Principal Payment Amount       302,655.19

   (M)    Amounts required to meet the Reserve             0.00           0.00
           Fund Amount

   (B)*   Monthly Servicing Fee, due and accrued,          0.00
          including any amounts unpaid (applicable
          only if an Obligor Event has occurred and
          is continuing)

          Any excess to Certificateholders                 0.00

   Distributions to Noteholders and                6,999,173.74
    Certificateholders

   Ending balance of accounts                              0.00   2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Schedules
   4/25/00
          A Restricting Event has occurred and is continuing (yes/no)    no

          Trustee Fees (only in the event of a Restricting Event or
          an Event of Default)                                             0.00


Unreimbursed Servicer Advances
------------------------------

   (i)    Current month Unreimbursed Servicer Advances                     0.00
   (ii)   Prior unpaid Unreimbursed Servicer Advances (or arrearage)       0.00
   (iii)  Total Unreimbursed Servicer Advances due ( (i) + (ii) )          0.00
   (iv)   Unreimbursed Servicer Advances distributed                       0.00
          Unpaid Unreimbursed Servicer Advances (or arrearage)             0.00


Servicing Fee Schedule
----------------------

   (i)    Servicing Fee Percentage                                        0.50%
   (ii)   ADCB of Contract Pool as of the 1st day of the
          Collection Period                                       54,860,147.67
   (iii)  Servicing Fee ( ( (i) / 12) x (ii) )                        22,858.39
   (iv)   Servicing Fee accrued but not paid in prior periods              0.00
   (v)    Total Servicing Fee due, and accrued but not paid
          in prior periods ( (iii) + (iv) )                           22,858.39
   (vi)   Monthly Servicing Fee distributed                           22,858.39
          Servicing Fee accrued but not paid                               0.00

Class A-1 Interest Schedule
----------------------------

          Opening Class A-1 principal balance                              0.00
   (i)    Class A-1 Interest Rate                                       5.3250%
   (ii)   Number of days in Accrual Period                                    0
          Monthly Class A-1 Interest Rate ( (i) x ( (ii) / 360) )         0.00%
          Current Class A-1 interest due                                   0.00
          Prior Class A-1 interest arrearage                               0.00
          Current Period Interest Shortfall                                0.00

          Class A-1 interest distribution                                  0.00


Class A-2 Interest Schedule
---------------------------

          Opening Class A-2 principal balance                     49,872,861.57
          Class A-2 Interest Rate                                       6.3900%
          Class A-2 Interest Rate x 30/360                              0.5325%
          Curent Class A-2 interest due                              265,572.99
          Prior Class A-2 interest arrearage                               0.00
          Current Period Interest Shortfall                                0.00

          Class A-2 interest distribution                            265,572.99


Class B Interest Schedule
---------------------------

          Opening Class B principal balance                        2,137,408.33
          Class B Interest Rate                                         6.5000%
          Class B Interest Rate x 30/360                                5.4170%
          Curent Class B interest due                                 11,577.63
          Prior Class B interest arrearage                                 0.00
          Current Period Interest Shortfall                                0.00

          Class B interest distribution                               11,577.63

Class C Interest Schedule
-------------------------

            Opening Class C principal balance                 1,424,938.89
            Class C Interest Rate                                  6.6800%
            Class C Interest Rate x 30/360                         0.5567%
            Current Class C interest due                          7,932.16
            Prior Class C interest arrearage                          0.00
            Current Period Interest Shortfall                         0.00

            Class C interest distribution                         7,932.16


Class D Interest Schedule
-------------------------

            Opening Class D principal balance                 2,052,398.00
            Class D Interest Rate                                  7.6300%
            Class D Interest Rate x 30/360                         0.6358%
            Current Class D interest due                         13,049.83
            Prior Class D interest arrearage                          0.00
            Current Period Interest Shortfall                         0.00

            Class D interest distribution                        13,049.83

Class A-1 Principal Schedule
----------------------------
            Class A-1 Maturity Date                                9/25/98

     (i)    Opening Class A-1 principal balance                       0.00

     (ii)   ADCB as of last day of second preceding
            Collection Period                                54,860,147.67

     (iii)  ADCB as of last day of immediately preceding
            Collection Period                                48,314,606.06
            Expected Class A-1 Payment ( (ii) - (iii) )       6,545,541.61

      (iv)  Aggregate Expected Class A-1 Payments not
            paid on preceding Distribution Date                       0.00
            Class A-1 Principal Payment Amount (lesser of
            (i) or ( (ii) - (iii) ) + (iv) )                          0.00

            Class A-1 Principal Payment Amount distributon            0.00

               Shortfall                                              0.00

            Class A-1 Principal Balance after current distribution    0.00


Class A-2 Principal Schedule
----------------------------

     (i)    Opening Class A-2 principal balance              49,872,861.57

     (ii)   Applicable Class A-2 Percentage                         90.91%

     (iii)  ADCB as of the last day of the immediately
            preceding Collection Period                      48,314,606.06

     (iv)   Current month targeted Class A-2 principal
            balance ( (ii) * (iii) )                         43,922,369.19

      (v)   (i) - (iv) (zero until Class A-1 has been
            retired)                                          5,950,492.38

     (vi)   Class A-2 Principal Payment Amount (lesser
            of (i) or (v) )                                   5,950,492.38

            Class A-2 Principal Payment Amount distributed    5,950,492.38
               Shortfall                                               -

            Class A-2 principal balance after current
            distribution                                     43,922,369.19

Class B Principal Schedule
--------------------------

  (i)     Opening Class B principal balance                        2,137,408.33
  (ii)    Applicable Class B Percentage                                   3.90%
  (iii)   ADCB as of the last day of the immediately preceding
          Collection Period                                       48,314,606.06
  (iv)    Current month targeted Class B principal
          balance ( (ii) * (iii) )                                 1,882,387.23
  (v)     (i) - (iv) (zero until Class A-1 has been retired)         255,021.10
  (vi)    Class B Principal Payment Amount (lesser of (i) or (v) )   255,021.10

          Class B Principal Payment Amount distributed               255,021.10
            Shortfall                                                       -

          Class B principal balance after current distribution     1,882,387.23


Class C Principal Schedule
--------------------------

  (i)     Opening Class C principal balance                        1.424,938.89
  (ii)    Applicable Class C Percentage                                   2.60%
  (iii)   ADCB as of the last day of the immediately preceding
            Collection Period                                     48,314,606.06
  (iv)    Current month targeted Class C principal
            balance ( (ii) * (iii) )                               1,254,924.82
  (v)     (i) - (iv) (zero until Class A-1 has been retired)         170,014.07
  (vi)    Class C Principal Payment Amount (lesser of (i) or (v) )   170,014.07

          Class C Principal Payment Amount distributed               170,014.07
            Shortfall                                                         -

          Class C principal balance after current distribution     1,254,924.82


Class D Principal Schedule
--------------------------

  (i)     Opening Class D principal balance                        2,052,398.00
  (ii)    Applicable Class D Percentage                                   2.60%
  (iii)   ADCB as of the last day of the immediately
            preceding Collection Period                           48,314,606.06
  (iv)    Current month targeted Class D principal
            balance ( (ii) * (iii) )                               1,254,924.82
  (v)     (i) - (iv) (zero until Class A-1 has been retired)         797,473.18
  (vi)    Class D Principal Payment Amount (lesser of (i) or (v) )   797,473.18

          Class D Principal Payment Amount distributed               302,655.19
            Shortfall                                                494.817.99

          Class D principal balance after current distribution     1,749,742.81


Reserve Fund Schedule
---------------------

          Prior month Reserve Fund balance                         2,738,265.00
          Initial ADCB                                           273,826,503.00
          Required Reserve Fund Amount (lesser of
            (i) initial ADCB 1.00% or                              2,738,265.00
            (ii) outstanding principal of the Notes)
          Current period draw on Reserve Fund                              0.00
          Required deposit to Reserve Fund                                 0.00
          Actual deposit to Reserve Fund                                   0.00
          Interest Earned on Reserve Account                          12,604.10
          Deposit to Certificateholder                                     0.00
          Ending Reserve Fund balance                              2,738,265.00

          Ending Reserve Fund balance as a percentage of ADCB             5.67%


Servicing Fee Schedule
----------------------

          Servicing Fee during an Obligor Event                            0.00
          Servicing Fee paid                                               0.00

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.

Monthly Report - Note Factors
  4/25/00
           CUSIP # 423327AA3
       Class A-1
       Class A-1 principal balance                                  0.00
       Initial Class A-1 principal balance                 62,980,096.00

       Note factor                                           0.000000000


          CUSIP # 42337AB1
       Class A-2
       Class A-2 principal balance                         43,922,369.19
       Initial Class A-2 principal balance                191,678,552.00

       Note factor                                           0.229145978


          CUSIP #423327AC9
       Class B
       Class B principal balance                            1,882,387.23
       Initial Class B principal balance                    8,214,795.00

       Note factor                                           0.229145977


          CUSIP # 423327AD7
       Class C
       Class principal balance                              1,254,924.82
       Initial Class C principal balance                    5,476,530.00

       Note factor                                           0.229145977


       Class D
       Class D principal balance                            1,749.742.81
       Initial Class D principal balance                    5,476,530.00

       Note factor                                           0.319498443

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Note Factors
   4/25/00

ADCB as of the last day of the Collection Period                                                                  48,314,606.06
Loss and Delinquency Data for Period
--------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                                     0.00
Number of Defaulted Contracts as of the last day of the Collection Period                                                     0
Defaulted Contracts as a percentage of ADCB (annualized)                                                                   0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                                                      0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                                      0

DCB of Prepaid Contracts as of the last day of the Collection Period                                               3,962,827.49
Number of Prepaid Contracts as of the last day of the Collection Period                                                       5

DCB of Substitute Contracts as of the last day of the Collection Period                                                    0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                    0

DCB of Warranty Contracts as of the last day of the Collection Period                                                      0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                      0

DCB of repurchased Contracts as of the last day of the Collection Period                                                   0.00
Number of repurchased Contracts as of the Collection Period                                                                   0

DCB of Excess Contracts as of the last day of the Collection Period                                                        0.00
Number of Excess Contracts as of the Collection Period                                                                        0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                      92,729.02

                                                                                        Dollars                         Percent
                                                                                        -------                         -------
          Current                                                                    45,499,494.90                        93.46%
          31-60 days past due                                                         2,018,369.07                         4.15%
          61-90 days past due                                                           154,723.86                         0.32%
          Over 90 days past due                                                       1,012,323.41                         2.08%
                                                                                     -------------                  ------------
          Total                                                                      48,684,911.24                       100.00%

          31 + days past due                                                          3,185,416.34                         6.54%

   (i)    DCB of cumulative Defaulted Contracts (cumulative gross losses to date)                                  6,162,205.49
   (ii)   Cumulative Recoveries realized on Defaulted Contracts                                                    4,525,216.19
          Cumulative net losses to date ( (i) - (ii)                                                               1,636,989.30
-------------------------------------------------------------------------------------------------------------------------------
   Static Information

  Initial ADCB                                                                                                   273,826,503.00
  Discount Rate                                                                                                          6.9239%
  Class A-1 Initial Principal Amount                                                                              62,980,096.00
  Class A-1 Interest Rate                                                                                                5.7325%
  Class A-2 Initial Principal Amount                                                                             191,678,552.00
  Class A-2 Interest Rate                                                                                                6.3900%
  Class B Initial Principal Amount                                                                                 8,214,795.00
  Class B Interest Rate                                                                                                  6.5000%
  Class C Initial Principal Amount                                                                                 5,476,530.00
  Class C Interest Rate                                                                                                  6.6800%
  Class D Initial Principal Amount                                                                                 5,476,530.00
  Class D Interest Rate                                                                                                  7.6300%
  Reserve Fund Initial Deposit                                                                                     2,738,265.00
  Class A-1 Maturity Date                                                                                              09/25/98
  Classes A-2, B, C, & D Maturity Date                                                                                 05/25/05
  Closing Date                                                                                                         09/04/97
-------------------------------------------------------------------------------------------------------------------------------